As filed with the Securities and Exchange Commission on August 24, 2001
                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                          MERRILL LYNCH DEPOSITOR, INC.
             (Exact name of Registrant as specified in its charter)
        Delaware                                                13-3891329
(State of Incorporation)                                     (I.R.S. Employer
                                                          Identification Number)

                             World Financial Center
                            New York, New York 10281
                                 (212) 449-1000
     (Address Including Zip Code, and Telephone Number, Including Area Code
                  of Registrant's Principal Executive Offices)

                              Barry N. Finkelstein
                               Merrill Lynch & Co.
                             World Financial Center
                            New York, New York 10281
                                 (212) 449-1000

       (Name, Address, Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent for Service)


                                   COPIES TO:

                                Robert Evans III
                               Shearman & Sterling
                              599 Lexington Avenue
                            New York, New York 10022
                                 (212) 848-4000

         Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act") other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |_|
         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 333-64767
         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                                ----------------

                                              Calculation of Registration Fee
==================================================================================================================================
         Title of each class of                    Proposed maximum aggregate                             Amount of
       securities to be registered                       offering price                               registration fee
----------------------------------------------------------------------------------------------------------------------------------
Trust Certificates(1)                                      $10,000,000                                     $2,500
==================================================================================================================================

(1) This registration statement also registers an indeterminate amount of Trust Certificates to be sold by the Underwriter in connection with market making activities.

         This Registration Statement shall become effective upon filing with the Commission in accordance with Rule 462(b) under the Securities Act of 1933.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement on Form S-3 filed by Merrill Lynch Depositor, Inc. with the Securities and Exchange Commission (File No. 333-64767) pursuant to the Securities Act of 1933, as amended, and declared effective on September 9, 1999 is incorporated by reference into this Registration Statement.

                                     PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 16. EXHIBITS

Exhibit                                       Description
  No.
-------

  5.1* Opinion of Shearman & Sterling as to the validity of the Trust Certificates.


 23.1* Consent of Shearman & Sterling (included in its opinion delivered under Exhibit No. 5.1).

*  Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on August 24, 2001.



                                               MERRILL LYNCH DEPOSITOR, INC.
                                                        (Registrant)


                                               By: /s/ BARRY N. FINKELSTEIN
                                               ---------------------------------
                                                        Barry N. Finkelstein
                                                        President

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


By:      /s/ BARRY N. FINKELSTEIN
---------------------------------------
         Barry N. Finkelstein
Title:   President and Director
Date:    August 24, 2001


By:      /s/ MICHAEL MCEVILLY
---------------------------------------
         Michael McEvilly
Title:   Secretary, Senior Vice President and Director
Date:    August 24, 2001